SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 12, 2006
BARR PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9860	42-1612474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Chestnut Ridge Road, Woodcliff Lake, NJ	07677
(Address of principal executive offices)	(Zip code)
(201) 930-3300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EX-99.0: PRESS RELEASE

Item 7.01 Regulation FD Disclosure.
On June 12, 2006, Barr Pharmaceuticals, Inc. (the “Company”) issued a press release announcing it has entered into an agreement to settle litigation claims made by Invamed, Inc. and Apothecon, Inc., both of which have since been acquired by Sandoz, Inc., a subsidiary of Novartis AG (NYSE: NVS), regarding the raw material source for Warfarin Sodium. The agreement terminates the on-going litigation between the parties. A copy of the release is attached hereto as Exhibit 99.0 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits

Exhibit Number	Exhibit

99.0	Press release issued by Barr Pharmaceuticals, Inc. dated June 12, 2006.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARR PHARMACEUTICALS, INC.
Date: June 12, 2006	/s/ William T. McKee
William T. McKee
Vice President, Chief Financial Officer, and Treasurer